                                                                    Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
 Tax Exempt Securities Trust, National Trust 239, Florida Trust 90, and New Jersey Trust 142

  We consent to the use of our report dated January 5, 2000, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                             /S/ KPMG LLP

                                             KPMG LLP

New York, New York
January 5, 2000